UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 29, 2023

SIGMA ADDITIVE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38015	27-1865814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 Paseo del Sol

Santa Fe, New Mexico 87507

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (505) 438-2576

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SASI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “First Amendment”) is being filed by Sigma Additive Solutions, Inc., a Nevada corporation (the “Company”), to amend that Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on January 3, 2024 (the “Original Report”), in which the Company reported, among other things, consummation of the acquisition (the “Acquisition”) of NextTrip Holdings, Inc. (“NextTrip”) pursuant to that Share Exchange Agreement entered into by and among the Company, NextTrip and certain other parties on October 12, 2023, as subsequently amended on November 19, 2023 (as amended, the “Exchange Agreement”).

This First Amendment amends and supplements the Original Report to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K and a consent of auditors related thereto. No other amendments or modifications to the Original Report are being made by this First Amendment. This First Amendment should be read in connection with the Original Report, which provides a more complete description of the Acquisition, the Exchange Agreement, and transactions contemplated thereby.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The NextTrip audited consolidated financial statements as of and for the years ended February 28, 2023 and 2022, the accompanying notes and the independent auditor’s report related thereto are attached as Exhibit 99.1 hereto and are incorporated by reference herein.

The NextTrip unaudited consolidated financial statements as of and for the three and six months ended August 31, 2023 and 2022, along with the accompanying notes, are attached as Exhibit 99.2 hereto and are incorporated by reference herein.

(b) Pro Forma Financial Information

Certain unaudited pro forma condensed combined financial information of the Company, which give effect to the Acquisition, is filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(d) Exhibits

See the accompanying Index to Exhibits, which information is hereby incorporated herein by reference.

INDEX TO EXHIBITS

Exhibit Number	Description
23.1	Consent of TPS Thayer, LLC
99.1	NextTrip audited financial statements as of and for the years ended February 28, 2023 and 2022.
99.2	NextTrip unaudited financial statements as of and for the three and six months ended August 31, 2023 and 2022.
99.3	Unaudited pro forma condensed combined financial information of the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2024	SIGMA ADDITIVE SOLUTIONS, INC.

	By:	/s/ William Kerby
William Kerby
Chief Executive Officer